Exhibit 10.35

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2/BE-005 DATE OF CHANGE ORDER: September 12, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#2
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

The Agreement between the Parties listed above is changed as follows:

Increase in the Fixed Fee associated with the implementation of the following agreed Scope Changes:

1.	Addition of 9 Ambient Air Vaporizers (Trend No. F-1009R1) Engineer, design, procure and install AAV Pilot Test Train based on eighteen (18) Ambient Air Vaporizer (AAV) Cells, an increase of nine AAVs.	$5,987,000

2.	Additional Dredging Marine Basin & Flare Area (Trend No. F-0004) Proceed with contracting for additional dredging in the marine infield and the construction dock area to address build up of silt layers.	$5,306,000

3.	ESD Philosophy Revisions (Trend No. F-1001) Provide Home Office services to support ESD Philosophy changes. This modification revises the initial delineation in Phase 1 design for ESD-1 and ESD-2 application between PERC valve and unloading operation valves.	$181,000

4.	ESD Equipment Revisions (Trend No. F-1006) Delete 24” SCV subheader (eliminating ESD valve), and replace with (2) 30” ESD valves on the dual header, complete with modified functionality including P&ID updates and DCS changes.	$67,000

5.	Pipeline Compressor Additions (Trend No. F-1008) Add additional pipeline compressor equipment and testing services to existing Purchase Order	$74,002

6.	Send-Out Piping Modifications (Trend No. F-1014) Implement changes to Reciprocating Packaged Compressor as identified in Extra Charge Approval Request (ECAR) No. 7 dated April 5, 2007	$75,030

7.	Change Order SP2/BE-004 Remainder The total changes identified under Change Order No. SP2/BE-004 amounted to increased costs of $25,400,000. The Fixed Fee adjustment was calculated based on $25,000,000. This line item represents the excess cost of $400,000 not previously included in the Fixed Fee adjustment.	$400,000

	Total Changes:	$12,090,032

	Fixed Fee Adjustment:	$400,000

The Total Changes listed above increase the cost of the Phase 2 Project by US$12,090,032. Pursuant to Section 7.2 of Article 7 of the Agreement, for each US$5,000,000 increase in the cost of the Phase 2 Project, individually or in the aggregate, the Fixed Fee will be adjusted by US$200,000. Consequently, this Change Order represents an adjustment to the Fixed Fee in the amount of US $400,000 (4% x $10,000,000). The remaining $ 2,090,032 of the Total Changes will added to a future Change Order when the next US$5,000,000 threshold is achieved.

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2/BE-005 DATE OF CHANGE ORDER: September 12, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#2
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

References:

Bechtel Letter No. 25279-001-T007-GAM-00031

Bechtel Letter No. 25279-001-T007-GAM-00035

Bechtel Letter No. 25279-001-T007-GAM-00039

SPLNG Letter No. SP-BE-C-258 dated April 17, 2007

Project Instruction Forms SP2-007, SP2-017, SP2-018 and SP2-019

Extra Charge Approval Request (ECAR) No. 7 dated April 5, 2007

Change Order No. SP2/BE-004

Detail Estimates:

Attachment A – Ambient Air Vaporizers

Attachment B – Additional Dredging

Attachment C – ESD Philosophy Revisions

Attachment D – ESD Equipment Revisions

Attachment E – Pipeline Compressor Additions

Attachment F – Send-Out Piping Modifications

Attachment G – Adjusted Fixed Fee Table

Adjustment to Contractor’s Fixed Fee

The original Fixed Fee was	$18,500,000

Change in Fixed Fee by previously authorized Change Orders	$1,000,000

The Fixed Fee prior to this Change Order was	$19,500,000

The Fixed Fee will be increased by this Change Order in the amount of	$400,000

The new Fixed Fee including this Change Order will be	$19,900,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order #005   upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Company and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal Expansion (“Phase 2 Project”)	CHANGE ORDER NUMBER: SP2/BE-005 DATE OF CHANGE ORDER: September 12, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S FIXED FEE NO#2
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

/s/ Stan Horton	/s/ Jose Montalvo
* Charif Souki	Contractor
Chairman	Jose Montalvo
Name
10/2/07	Project Manager
Date of Signing	Title
08 Oct 07
Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

10/2/07
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

2 October 2007
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal	CHANGE ORDER NUMBER: SP2/BE-006
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 10, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S
FIXED FEE NO#3
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

The Agreement between the Parties listed above is changed as follows:

I.	Increase in the Fixed Fee associated with the implementation of the following agreed Scope Changes:

1.	Change Order SP2/BE-005 Carry-Over Balance	$2,090,032

The total changes identified under Change Order No. SP2/BE-005 amounted to increased costs of $12,090,032. The corresponding Fixed Fee adjustment was calculated based on $10,000,000. This line item represents the remainder difference of $2,090,032 not previously included in the Fixed Fee adjustment calculation.

2.	Kinder Morgan Meters	$9,915,447

a.	Procure and install piles for pipe supports related to the addition of two (2) Kinder Morgan meters.

b.	Prepare a Class IV Estimate identifying costs associated with the Engineering, Procurement and Construction (EPC) of the additional Kinder Morgan Meters based on design criteria provided by Company.

c.	EPC of Kinder Morgan Meters and associated facilities.

Amount Eligible for Fixed Fee Calculation:	$12,005,479

3.	Change Order SP2/BE-006 Carry Over

Fixed Fee increases are based on increments of $5,000,000. Consequently, the Fixed Fee increase associated with this Change Order is calculated based on $10,000,000 (4% x $10,000,000) for a total Fixed Fee Adjustment of $400,000. The remaining balance of $2,005,479 will added to a future Change Order when the next US$5,000,000 threshold is achieved.

Total Fixed Fee Adjustment Amount:	$400,000

II.	Article 2 of the Agreement titled “DEFINITIONS” is hereby amended to add the following definitions:

2.87 “Kinder Morgan Meters” means the meters to be engineered, procured and constructed for the Phase 2 Facility by Bechtel or a Company Contractor, which are designated as “KM Meters”.

2.88 “Provisional Acceptance (KM Meters) means that all Services to be performed by Bechtel or its Subcontractors and all work to be performed by Company Contractors and all other obligations under this Agreement are fully and completely performed in accordance with the terms of this Agreement, to achieve the following: (i) RFH of the KM Meters; (ii) delivery by Bechtel to Company of a comprehensive Punchlist for the Services, including a cost estimate to complete the Punchlist, and the approval of such Punchlist and cost estimate by Company; (iii) delivery by Bechtel to Company of all documentation required to be delivered under this Agreement as a prerequisite of achievement of Provisional Acceptance (KM Meters), including as-built drawings; (iv) delivery by Bechtel to Company of all remaining capital spares, capital spare parts and consumable spare parts purchased by Bechtel or its Subcontractors and still in Bechtel’s or its Subcontractors’ possession; and (iv) delivery by Bechtel to Company of a Notice of Provisional Acceptance (KM Meters) as required under Section 11.5(A).

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal	CHANGE ORDER NUMBER: SP2/BE-006
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 10, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S
FIXED FEE NO#3
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

III.	Section 2.39 of Article 2 of the Agreement is hereby deleted in its entirety and replaced by the following Section 2.39:

“2.39 “Final Acceptance” means that all Services to be performed by Bechtel or its Subcontractors and all work to be performed by Company Contractors and all other obligations under this Agreement (except for Services and obligations that survive the termination or expiration of this Agreement, including obligations for Warranties and correction of Defective Services) are fully and completely performed in accordance with the terms of this Agreement, including: (i) the achievement of Provisional Acceptance (BOP), Provisional Acceptance (Tank S-104), Provisional Acceptance (Tank S-105) and Provisional Acceptance (KM Meters); (ii) the completion of all Punchlist items, except those Punchlist items that Company has expressly in writing excused Bechtel or Company Contractors from performing; (iii) delivery by Bechtel to Company of a fully executed final conditional lien and claim waiver in the form of Attachment I, Schedule I-3; (iv) delivery by Bechtel of fully executed final conditional lien and claim waivers from all Major Bechtel Subcontractors in the form of Attachment I, Schedule I-4; (v) delivery by all Company Contractors and their subcontractors of conditional or unconditional final lien and claim waivers as required by the applicable Company Contracts; (vi) delivery by Bechtel to Company of all documentation required to be delivered under this Agreement as a prerequisite of achievement of Final Acceptance; (vii) unless otherwise instructed by Company pursuant to Section 18.2, removal from the Phase 2 Site of all of the personnel, supplies, waste, materials, rubbish, and temporary facilities of Bechtel, Bechtel Subcontractors and Company Contractors; and (viii) delivery by Bechtel to Company of all remaining consumable spare parts and capital spare parts purchased by Bechtel or its Subcontractors and still in Bechtel’s or its Subcontractors’ possession; (ix) delivery by Bechtel to Company of a Notice of Final Acceptance as required under Section 11.6.”

IV.	Section 11.2 of Article 11 of the Agreement is hereby deleted in its entirety and replaced by the following Section 11.2:

“Punchlist. Whenever a System is Ready for Handover, Bechtel shall submit to Company for Company’s review a Punchlist for that System. Bechtel shall thereafter modify the Punchlist as directed by Company, and the Parties shall then mutually agree upon the Punchlist for such System. Bechtel shall update such Punchlist as appropriate as additional Services and work are performed with respect to such System. At the same time that it gives Company notice that the requirements for Provisional Acceptance (BOP), Provisional Acceptance (Tank S-104), Provisional Acceptance (Tank S-105) or Provisional Acceptance (KM Meters) have been met pursuant to Section 11.3, 11.4, 11.5 or 11.5(A), as applicable, Bechtel shall also submit to Company for Company’s review an updated Punchlist for all Systems. Bechtel shall thereafter modify such updated Punchlist as directed by Company, and the Parties shall then mutually agree upon the final Punchlist for all Systems. Bechtel shall not have any obligation to perform Company Contractor’s Punchlist work.”

V.	Article 11 of the Agreement is hereby amended to add the following Section 11.5(A):

“11.5(A) Provisional Acceptance (KM Meters). When all the requirements for Provisional Acceptance (KM Meters) have been met, Bechtel shall so notify Company in writing using the Notice of Provisional Acceptance Form attached hereto as Attachment N. Within thirty (30) days of the date of such notice, Company shall give Bechtel written notice of Company’s Provisional Acceptance (KM Meters), or will advise Bechtel in writing of any Services remaining to be performed by Bechtel and any work remaining to be performed by Company Contractors, related to the KM Meters, other than Services or work of a Punchlist nature. Upon completion of such Services and the completion of such work by Company Contractors, Bechtel shall so notify Company in writing using the Notice of Provisional Acceptance Form attached hereto as Attachment N. Within ten (10) days of the date of such notice, Company shall in writing give Bechtel

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal	CHANGE ORDER NUMBER: SP2/BE-006
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 10, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S
FIXED FEE NO#3
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

notice of Company’s Provisional Acceptance (KM Meters), or written notice of any Services remaining to be performed by Bechtel and any work remaining to be performed by Company Contractors, related to the Services. In the latter instance, the foregoing procedure with respect to such specified unfinished Services and work will be repeated. Company’s use of the Services shall not constitute Provisional Acceptance (KM Meters). If Company fails to give the required notice within the specified period above, provided that Bechtel gave notice of Provisional Acceptance (KM Meters) on the required Notice of Provisional Acceptance Form, and provided further that Bechtel has reasonably complied with the requirements for achieving Provisional Acceptance (KM Meters), as defined herein, then Bechtel shall be deemed to have achieved Provisional Acceptance (KM Meters), but only as between Bechtel and Company, and not with respect to any Company Contractor. Such Provisional Acceptance (KM Meters) shall not relieve Bechtel of any obligations surviving Provisional Acceptance (KM Meters), Final Acceptance or of any Defective Services.”

VI.	The first sentence of Section 11.6 of Article 11 of the Agreement is hereby revised to include reference to Provisional Acceptance (KM Meters) as follows:

“After Provisional Acceptance (BOP), Provisional Acceptance (Tank S-104), Provisional Acceptance (Tank S-105) and Provisional Acceptance (KM Meters), Bechtel shall ensure that all items on the Punchlist are completed unless Company in writing excuses the completion of certain Punchlist items.”

VII	The first sentence of Section 13.1.2 of Article 13 of the Agreement is hereby revised to include reference to Provisional Acceptance (KM Meters) as follows:

“Provided Company has notified Bechtel in writing, within a reasonable time after Company’s discovery of a Defect in the Services at any time during the performance of the Services and within eighteen (18) months after Provisional Acceptance (BOP) with respect to the Balance of Plant, and within eighteen (18) months after Provisional Acceptance (Tank S-104) with respect to Tank S-104, and within eighteen (18) months after Provisional Acceptance (Tank S-105) with respect to Tank S-105, and within eighteen (18) months after Provisional Acceptance (KM Meters) with respect to the KM Meters (each such period during the performance of the Services and for eighteen (18) months after the respective Provisional Acceptance hereinafter called “Defect Correction Period”), stating with reasonable specificity the reasons Company believes such Services are Defective, Bechtel shall promptly correct (by repair, replacement, re-performance or otherwise) such Defective Services and perform any other Services, including construction and management Services, necessary to correct such Defective Services (“Corrective Services”).”

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal	CHANGE ORDER NUMBER: SP2/BE-006
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 10, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S
FIXED FEE NO#3
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

References:

Project Instruction Form SP2-030

Project Instruction Form SP2-032

Project Instruction Form SP2-034

Change Order No. SP2/BE-005

Detail Estimates:

Attachment A – Kinder Morgan Meters

Attachment B – Adjusted Fixed Fee Table

Adjustment to Contractor’s Fixed Fee

The original Fixed Fee was	$18,500,000

Change in Fixed Fee by previously authorized Change Orders	$1,400,000

The Fixed Fee prior to this Change Order was	$19,900,000

The Fixed Fee will be increased by this Change Order in the amount of	$400,000

The new Fixed Fee including this Change Order will be	$20,300,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order #006 upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Company and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal	CHANGE ORDER NUMBER: SP2/BE-006
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 10, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S
FIXED FEE NO#3
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

/s/ Charif Souki	Bechtel /s/ Jose Montalvo
* Charif Souki	Contractor
Chairman	/s/ Jose Montalvo
Name
12-19-07	Project Mgr
Date of Signing	Title
07 Jan 08
Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

12/19/07
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

Dec 18, 2007
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal	CHANGE ORDER NUMBER: SP2/BE-007
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 3, 2007

COMPANY: Sabine Pass LNG, L.P.	Commissioning and Start-Up Support Services

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

The Agreement between the Parties listed above is changed as follows:

I.	Section 4.13 of the Agreement, titled “Commissioning and Start-Up Support Services”, is hereby revised to add the following Section 4.13.5:

Notwithstanding the foregoing, and if requested by Company to do so, Bechtel will provide preliminary support services related to Commissioning and Start-Up (“Preliminary CSU Services”) such as assistance with planning activities, estimate preparation and development of procedures and initial schedules. For the performance of such Preliminary CSU Services, Company shall pay Bechtel a total compensation consisting of Bechtel’s recoverable costs as defined in Attachment C “Recoverable Costs,” plus a Fixed Fee. For all other CSU Services, Bechtel may furnish commissioning, start-up and performance testing personnel on a “seconded” basis as provided above in this Section 4.13.

Note: Actual compensation adjustments for Preliminary CSU Services provided will be addressed in a future Change Order.

Adjustment to Contractor’s Fixed Fee

The original Fixed Fee was	$18,500,000

Change in Fixed Fee by previously authorized Change Orders	$1,800,000

The Fixed Fee prior to this Change Order was	$20,300,000

The Fixed Fee will be increased by this Change Order in the amount of	$0.00

The new Fixed Fee including this Change Order will be	$20,300,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order #007 upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Company and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Re-Gasification Terminal	CHANGE ORDER NUMBER: SP2/BE-007
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 3, 2007

COMPANY: Sabine Pass LNG, L.P.	Commissioning and Start-Up Support Services

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

/s/ Charif Souki	/s/ Jose Montalvo
* Charif Souki	Contractor
Chairman	Jose Montalvo
Name
1-10-08	Project Manager
Date of Signing	Title
22 Jan 2008
Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

1-9-08
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

Jan 8, 2008
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2	CHANGE ORDER NUMBER: SP2/BE-008
Receiving, Storage and Re-Gasification Terminal
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 18, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S
FIXED FEE NO#4
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

The Agreement between the Parties listed above is changed as follows:

I.	Increase in the Fixed Fee associated with the implementation of the following agreed Scope Changes:

1.	Additional Dredging (Trend F-1058)	$3,644,168
	Add additional dredging quantities in the tug berth (bucket dredge) and main basin (suction dredge).

2.	Pipe Corrosion Pads (Trend F-1047)	$111,320
	Incorporate into specification and design a corrosion barrier to prevent contact between bare pipe and steel supports and prevent moisture build-up.

3.	4” Parallel Bypass Control Valve on P1 Recondenser (Trend F-1044)	$52,351
	Provide technical confirmation that SPLNG procured valve is appropriate for the process system; identify and procure miscellaneous piping components and provide installation of valve assembly.

	Total Amount of agreed Scope Changes: (Items 1, 2 & 3 above)	$3,807,839

4.	Change Order SP2/BE-006 Carry-Over	$2,005,479
	This line item represents the remainder difference of $2,005,479 not previously included in the Fixed Fee adjustment calculation.

	Amount Eligible for Fixed Fee Calculation: (Items 1, 2, 3 & 4 above)	$5,813,318

5.	Change Order SP2/BE-008 Fixed Fee

Fixed Fee increases are based on increments of $5,000,000. Consequently, the Fixed Fee increase associated with this Change Order is calculated based on $5,000,000 (4% x $5,000,000) for a total Fixed Fee Adjustment of $200,000. The remaining balance of $813,318 will be added to a future Change Order when the next US$5,000,000 threshold is achieved.

	Total Fixed Fee Adjustment Amount:	$200,000

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2	CHANGE ORDER NUMBER: SP2/BE-008
Receiving, Storage and Re-Gasification Terminal
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 18, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S
FIXED FEE NO#4
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

ATTACHMENTS:

Attachment A – Trend Estimate (F-1058)

Attachment B – Trend Estimate (F-1047)

Attachment C – Trend Estimate (F-1044)

Attachment D – Adjusted Fixed Fee Table

REFERENCES:

Project Instruction Form SP2-018

Project Instruction Form SP2-028

Project Instruction Form SP2-029

Adjustment to Contractor’s Fixed Fee

The original Fixed Fee was	$18,500,000

Change in Fixed Fee by previously authorized Change Orders	$1,800,000

The Fixed Fee prior to this Change Order was	$20,300,000

The Fixed Fee will be increased by this Change Order in the amount of	$200,000

The new Fixed Fee including this Change Order will be	$20,500,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order #008 upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Company and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2	CHANGE ORDER NUMBER: SP2/BE-008
Receiving, Storage and Re-Gasification Terminal
Expansion (“Phase 2 Project”)	DATE OF CHANGE ORDER: December 18, 2007

COMPANY: Sabine Pass LNG, L.P.	ADJUSTMENT TO CONTRACTOR’S
FIXED FEE NO#4
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

/s/ Charif Souki	/s/ Jose Montalvo
* Charif Souki	Contractor
Chairman	Jose Montalvo
Name
1-10-08	Project Manager
Date of Signing	Title
22 Jan 08
Date of Signing

/s/ Stan Horton
* Stan Horton
President & COO Cheniere Energy

1-9-08
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky
Owner Representative

1/8/2008
Date of Signing

*	Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.